September 25, 2025 ARK DIET Q2 Buffer ETF Cboe BZX Exchange, Inc: ARKI Summary Prospectus

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://ark-funds.com/investor-resources. You can also get this information at no cost by calling 855-406-1506 or by sending an e-mail request to info@ark-invest.com. The Fund’s prospectus and statement of additional information, each dated September 25, 2025, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

THE ARK DIET Q2 BUFFER ETF (THE “FUND”) HAS CHARACTERISTICS UNLIKE TRADITIONAL INVESTMENT PRODUCTS. THE FUND IS NOT SUITABLE FOR ALL INVESTORS. YOU MUST CAREFULLY READ THE PROSPECTUS BEFORE DETERMINING WHETHER THE FUND MAY BE A SUITABLE INVESTMENT FOR YOU.

•      The Fund seeks to achieve capital appreciation with a measure of downside protection, for a specified Outcome Period (as described below), that corresponds generally, before fees and expenses, to the share price return of the ARK Innovation ETF (ARKK) (the “Underlying ETF”) above a predefined 5% hurdle rate (the “Hurdle” and the “upside participation”) while providing a measure of protection against potential losses over the Outcome Period so that investors participate in 50% of any decline in the share price of the Underlying ETF measured from its value at the beginning of each Outcome Period (the “downside participation offset”). Although the Fund seeks to implement a targeted outcome strategy as described below, there is no guarantee that the Fund will successfully achieve its investment objective or any targeted outcomes. An investor may lose some or all of their investment in the Fund.

•      The Fund’s Outcome Period* is the 12-month period from April 1 to March 31.

•      Delta-One Exposure:    The Fund invests substantially all of its assets in the Underlying ETF, creating a delta-one position (meaning that the price of the Fund’s shares moves one-for-one with the share price of the Underlying ETF) that provides full, unhedged exposure to the Underlying ETF throughout the Outcome Period.

•      Call Write to Fund Options Budget:    On the trading day prior to the start of an Outcome Period (an “Initial Investment Day”), the Fund writes (sells) at-the-money call options on the Underlying ETF, with a notional value equal to 100% of the Fund’s NAV. This written call position caps direct participation in the Underlying ETF’s upside through share ownership at 100% of its starting value and generates the option premium budget used to construct the Fund’s payoff structure.

•     Downside Participation Offset:    The Fund uses part of the call premium to create the downside participation offset by purchasing at-the-money put options on the Underlying ETF with a notional value equal to 50% of the Fund’s NAV. This put position offsets half of the Fund’s delta-one exposure to the Underlying ETF’s downside, resulting in a 50% net downside participation over the Outcome Period. In other words, for every 2% decline in the Underlying ETF, the net asset value of the Fund is expected to decline by approximately 1%. The strategy reduces downside exposure by half relative to the Underlying ETF. There is no guarantee the Fund will successfully offset against losses of the Underlying ETF. The downside participation offset is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period. The downside participation offset is discussed in further detail below and in the Prospectus.

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*     The start and end dates of an Outcome Period may be adjusted if they fall on a Saturday, Sunday or holiday.

•     Hurdle and Participation Rate:    The Fund uses the remaining premium to establish the Hurdle and upside participation rate by purchasing out-of-the-money call options on the Underlying ETF with strike prices equal to 105% of the Underlying ETF’s share price at the beginning of the Outcome Period. This creates a zero payoff region between 100% and 105%, meaning the net asset value of the Fund will not increase until the Underlying ETF’s share price exceeds 105% of the Underlying ETF’s share price at the beginning of the Outcome Period plus the Fund’s fees and expenses, and allows the Fund to provide maximum upside participation above the Hurdle through the long calls, subject to the size of the notional coverage. The participation rate is determined prior to each Outcome Period by the Sub-Adviser.

•      The Hurdle, participation rate and downside participation offset are established prior to taking into account the fees and expenses reflected in the Fund’s “Fund Fees and Expenses” Table (included in the Prospectus) annualized over each Outcome Period.    Accordingly, the performance of the Fund over an Outcome Period will be reduced by Fund fees and expenses as well as any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund throughout an Outcome Period. This means that the Fund’s NAV will only increase to the extent that the Fund’s participation in the Underlying ETF’s share price increase beyond the 5% Hurdle exceeds the Fund’s fees and expenses. This also means that the Fund’s returns will be further reduced by the Fund’s fees and expenses when the share price of the Underlying ETF declines. The Fund will receive any dividends paid by the Underlying ETF with respect to the shares in the Underlying ETF held by the Fund.

•      The Fund’s investment strategy is designed to deliver targeted outcomes that may only be realized if you purchase shares of the Fund by the first day of an Outcome Period and hold them continuously through the last day of the Outcome Period.    The outcomes sought by the Fund are based upon the Fund’s NAV on the business day immediately prior to the first day of an Outcome Period. An investor that purchases shares of the Fund after the commencement of an Outcome Period will likely experience investment outcomes very different from those sought by the Fund over the entire Outcome Period. Conversely, an investor that sells shares of the Fund prior to the end of an Outcome Period will likely also experience investment outcomes very different from those sought by the Fund over the entire outcome period.

•      Please note in particular:

•      An investor purchasing shares after the Fund has increased in value during an Outcome Period would not benefit from the downside participation offset until the Fund’s NAV has decreased to its NAV at the commencement of the Outcome Period.

•      Because the downside participation offset is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the downside participation offset. There is no guarantee that the Fund will be successful in its attempt to provide the targeted outcomes.

•      Targeted outcomes are based on NAV but individual shares of the Fund can only be purchased and sold in secondary market transactions at market price.

•      After the conclusion of an Outcome Period, another 12-month Outcome Period will begin.

•     On or about the commencement of an Outcome Period, the Fund will supplement this prospectus and publish on its website (https://www.ark-funds.com) the Fund’s participation rate for the next Outcome Period. Investors considering an investment in the Fund must visit the website for the latest information.

The Fund’s website (https://www.ark-funds.com) provides important information about the Fund on a daily basis, including information about the effect of the downside participation offset and Hurdle for the Outcome Period, the then-current Outcome Period, the then-current Outcome Period’s start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund for the Outcome Period. Investors considering an investment in the Fund must visit the website for the latest information.

INVESTOR SUITABILITY

You should consider this investment only if all of the following factors apply to you:

•      you fully understand the risks inherent in an investment in the Fund and acknowledge that there is no guarantee that the Fund will successfully achieve its investment objective or any targeted outcomes;

•      you seek protection against approximately half (50%) of the losses of the Underlying ETF for an investment in the Fund held for the duration of an entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the downside participation offset;

•      you are willing to be exposed to approximately half (50%) of the losses of the Underlying ETF (before the deduction of Fund fees and expenses);

•      you desire to invest in a product with a return that depends primarily upon the performance of the Underlying ETF over successive 12-month Outcome Periods;

•      you are willing to hold shares for the duration of an entire Outcome Period in order to achieve the targeted outcomes that the Fund seeks to provide and you are willing to accept the risk that, if you choose to sell Fund shares during an Outcome Period, you will likely receive a very different return based on the Fund’s value at the time of your sale;

•      you fully understand that purchases or sales of Fund shares made during an Outcome Period may not fully benefit from the downside participation offset;

•      you understand that the Fund’s investment strategies are not expected to result in payment of dividends by the Fund to you;

•      you are willing to accept the risk of losing your entire investment; and

•      you have visited the Fund’s website and understand the targeted outcomes based upon the time of your purchase.

SUMMARY INFORMATION

ARK DIET Q2 Buffer ETF (ARKI)

Investment Objective

The ARK DIET Q2 Buffer ETF’s (“Fund”) investment objective is capital appreciation with a measure of downside protection.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)(b)	0.00%
Acquired Fund Fees and Expenses	0.75%
Total Annual Fund Operating Expenses(b)	1.44%
Fee Waiver(c)	0.55%
Total Annual Fund Operating Expenses After Fee Waiver	0.89%

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(a)     Pursuant to a Supervision Agreement, ARK Investment Management LLC (“ARK” or “Adviser”) pays all other expenses of the Fund (other than acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)).

(b)       Other Expenses, Acquired Fund Fees and Expenses and Total Annual Fund Operating Expenses are based on estimated expenses for the current fiscal year.

(c)     The Adviser has voluntarily agreed to waive a portion of its management fee payable by the Fund in an amount equal to the investment advisory fee portion of the management fee it earns as an investment adviser to the affiliated fund(s)  in which the Fund invests. The fee waiver arrangement will continue for at least one year from the date of this Prospectus and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$ 91
3	$401

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal Investment Strategies

The ARK DIET Q2 Buffer ETF (the “Fund”) is an actively-managed exchange-traded fund (“ETF”) that, for rolling 12-month periods from April 1 to March 31 (each, an “Outcome Period”) seeks to provide investors with a defined risk-return profile, before fees and expenses. Specifically, the Fund is structured to provide, before fees and expenses, 50% downside participation in the share price of the ARK Innovation ETF (the “Underlying ETF”), measured from its value at the beginning of each Outcome Period (the “downside participation offset”). In other words, the strategy reduces downside exposure by half relative to the Underlying ETF. At the same time, the Fund is structured to provide maximum participation in the share price return of the Underlying ETF above a predefined 5% hurdle rate (the “Hurdle” and the “upside participation”). The Hurdle is defined as 105% of the Underlying ETF’s share price at the beginning of each Outcome Period, and corresponds to the strike price of the long out-of-the-money call options purchased by the Fund to capture the upside performance beyond that threshold. The rate of the Fund’s participation in the upside share price return of the Underlying ETF (“participation rate”) after the Hurdle is established based on the notional coverage achievable with the remaining amount of option premium budget after the Fund constructs the Hurdle and the downside participation offset.

The Fund’s investment strategy is designed to deliver targeted outcomes that may only be realized if Fund shares are bought by the first day of the Outcome Period and held until the end of the Outcome Period. If an investor purchases or sells shares during the Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve.

The Hurdle, participation rate and downside participation offset are established prior to taking into account the Fund’s fees and expenses reflected in the “Fund Fees and Expenses” Table annualized over each Outcome Period. Accordingly, the Fund’s returns will be reduced by Fund fees and expenses as well as any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund throughout an Outcome Period. This means that the Fund’s NAV will only increase to the extent that the Fund’s participation in the Underlying ETF’s share price increase beyond the 5% Hurdle exceeds the Fund’s fees and expenses. This also means that the Fund’s returns will be further reduced by the Fund’s fees and expenses when the share price of the Underlying ETF declines. The Fund will receive any dividends paid by the Underlying ETF with respect to the shares in the Underlying ETF held by the Fund.

On or about the commencement of an Outcome Period, the Fund will supplement this prospectus and publish on its website (https://www.ark-funds.com) the Fund’s participation rate for the next Outcome Period. Investors considering an investment in the Fund must visit the website for the latest information.

Use of Options

To pursue this objective, the Fund employs a structured options strategy:

1.   Delta-One Exposure:    The Fund invests substantially all of its assets in the Underlying ETF, creating a delta-one position (meaning that the price of the Fund’s shares moves one-for-one with the share price of the Underlying ETF) that provides full, unhedged exposure to the Underlying ETF throughout the Outcome Period; and,

2.   Call Write to Fund Options Budget:    On the trading day prior to the start of an Outcome Period (an “Initial Investment Day”), the Fund writes (sells) at-the-money call options on the Underlying ETF, with a notional value equal to 100% of the Fund’s NAV. This written call position caps direct participation in the Underlying ETF’s upside at 100% of its starting value and generates the option premium budget used to construct the Fund’s payoff structure; and,

3.   Use of Option Premiums:

a.   Downside Participation Offset:    The Fund uses part of the call premium to create the downside participation offset by purchasing at-the-money put options on the Underlying ETF with a notional value equal to 50% of the Fund’s NAV. This put position offsets half of the Fund’s delta-one exposure to the Underlying ETF’s downside, resulting in a 50% net downside participation over the Outcome Period. In other words, for every 2% decline in the Underlying ETF, the net asset value of the Fund is expected to decline by approximately 1%; and,

b.   Hurdle and Participation Rate:    The Fund uses the remaining premium to establish the Hurdle and upside participation rate by purchasing out-of-the-money call options on the Underlying ETF with strike prices equal to 105% of the Underlying ETF’s share price at the beginning of the Outcome Period. This creates a zero payoff region between 100% and 105%, meaning the net asset value of the Fund will not increase until the Underlying ETF’s share price exceeds 105% of the Underlying ETF’s share price at the beginning of the Outcome Period plus the Fund’s fees and expenses, and allows the Fund to provide maximum upside participation above the Hurdle through the long calls, subject to the size of the notional coverage. The participation rate is determined prior to each Outcome Period by the Sub-Adviser.

Participation Rate Above the Hurdle

The Fund’s long out-of-the-money call options provide the right to purchase shares of the Underlying ETF at the Hurdle. To the extent the Underlying ETF’s share price exceeds the Hurdle at the end of the Outcome Period, the Fund is expected to realize those excess returns, before fees and expenses, through the cash settlement of these call options. The level of upside participation rate will reflect the notional exposure of the Fund’s long out-of-the-money call options, which is expected to provide meaningful but less than one-for-one participation in gains above the Hurdle. Actual participation may vary depending on market conditions and option pricing and will be based on the notional coverage achievable with the remaining amount of option premium budget after the Fund constructs the downside participation offset.

Because the Fund’s strategy relies on options, its performance, even when the Underlying ETF’s share price gains significantly, may underperform a direct investment in the Underlying ETF. This is particularly true when the costs associated with purchasing long call options are high. As such, the Fund’s correlation to the Underlying ETF’s returns above the Hurdle is expected to be lower than a direct investment and could, in some environments, be substantially less.

Options Sourcing and Execution

The Fund will invest in exchange-traded FLexible EXchange Options (“FLEX Options”). FLEX Options are customizable option contracts listed on and available through the Chicago Board Option Exchange (“Cboe”) and guaranteed for settlement by the Options Clearing Corporation (“OCC”). These options allow customization of key terms such as strike price, exercise style, and expiration date, while offering transparent, competitive pricing through auction markets. Importantly, FLEX options eliminate the counterparty risk associated with over-the-counter (“OTC”) derivatives by benefiting from OCC clearing.

The Fund will invest in European-style FLEX Options, which can only be exercised at expiration. These options will be based on the performance of the Underlying ETF and are designed to expire on the last day of the Outcome Period. In general, the Fund intends to maximize its use of FLEX Options, as they provide an optimal blend of OCC guarantees, customization, price discovery, expiration-style consistency — all of which align well with the Fund’s outcome-seeking strategy. However, the Fund may use standardized listed options when the Sub-Adviser believes doing so offers beneficial market exposure or enhanced portfolio efficiency.

“DIET” in the Fund’s name stands for “defined innovation exposure term.”

Strategy of the Underlying ETF

The Underlying ETF is an actively-managed ETF that will invest under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Underlying ETF’s investment theme of disruptive innovation. The Adviser defines “disruptive innovation” as the introduction of a technologically enabled new product or service that potentially changes the way the world works. The Adviser believes that companies relevant to this theme are those that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics; innovation in automation and manufacturing, transportation, energy, artificial intelligence and materials; the increased use of shared technology, infrastructure and services; and technologies that make financial services more efficient. The Underlying ETF is classified as a “non-diversified” investment company under the Investment Company Act of 1940, which means that it may invest a high percentage of its assets in a limited number of issuers.

Illustration: Potential Scenarios (Before and after Fund Fee and Expense Deductions)

The following chart illustrates the hypothetical returns that the Fund seeks to provide where an investor purchases shares of the Fund by the first day of an Outcome Period and holds those shares for the entire Outcome Period, assuming a participation rate of 70%. The returns shown in the chart are based on a hypothetical Hurdle and downside participation offset and hypothetical performance of the Underlying ETF in certain illustrative scenarios. There is no guarantee that the Fund will be successful in its attempt to achieve its investment objective or provide any targeted outcome.

The above chart is not intended to predict or project the performance of the Fund’s options, the Underlying ETF or the Fund. The actual performance of the Underlying ETF may be lower than the hypothetical performance shown in the above table. Investors should not take this information as an assurance of the expected performance of the Fund’s options, the Underlying ETF or the Fund. Please refer to the Fund’s website, which provides the latest information on a daily basis throughout the Outcome Period. Please contact your financial intermediary for more information.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk.    The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”).

Clearing Member Default Risk.    Transactions in certain options such as FLEX Options and listed options are required to be centrally cleared (“cleared options”). In a transaction involving cleared options, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared options through accounts at clearing members. In cleared options positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Fund’s clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Fund may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Fund’s performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Communications Sector Risk.  The Underlying ETF will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk.    The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Currency Risk.    Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to other currencies will adversely affect the value of the Fund’s investments denominated in those other currencies.

Cyber Security Risk.    As the use of internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Depositary Receipts Risk.    Depositary receipts generally involve similar risks to those associated with investments in foreign securities. Depositary receipts are securities that are typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Underlying ETF and may negatively impact the Underlying ETF’s performance.

Derivatives Risk.    Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These include credit risk, liquidity risk, management risk and leverage risk. Derivative products are highly specialized instruments that require an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly. The failure of another party to a derivative to comply with the terms may cause the Fund to incur a loss. The credit risk for exchange-traded or centrally cleared derivatives is generally less than for privately negotiated derivatives through the interposition of a clearinghouse to the exchange-traded or centrally-cleared derivative trade, which provides a guarantee of performance. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Disruptive Innovation Risk.    Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal attacks from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Underlying ETF may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Emerging Market Securities Risk.    Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with foreign securities due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Underlying ETF is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Equity Securities Risk.    The value of the equity securities the Underlying ETF holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Underlying ETF holds participate or factors relating to specific companies in which the Underlying ETF invests. These can include stock movements, purchases or sales of securities by the Underlying ETF, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Underlying ETF’s equity investments.

•      Special Purpose Acquisition Companies (SPACs).    The Underlying ETF may invest in stock of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because

SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Expenses Risk.    You may invest in the Underlying ETF directly. By investing in the Underlying ETF indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying ETF (including operating costs and investment management fees), but also expenses of the Fund.

Financial Technology Risk.    Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Fintech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A Fintech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, Fintech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

FLEX Options Risk.    The Fund utilizes FLEX Options guaranteed for settlement by the OCC, and it bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices (and may have to pay a premium or accept a discounted price). The Fund may experience substantial downside from certain FLEX Option positions, and FLEX Option positions may expire worthless. The value of the FLEX Options will be affected by, among other things, changes in the value of the Underlying ETF, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF and the remaining time until the FLEX Options expire. The value of FLEX Options does not increase or decrease at the same rate as the level of the Underlying ETF (although they generally move in the same direction). Due to the cost of the options used by the Fund and other Fund fees and expenses, the correlation of the Fund’s performance to that of the Underlying ETF is expected to be less than if the Fund solely invested directly in the Underlying ETF (i.e., without using options), and could be substantially less.

Foreign Securities Risk.  The Underlying ETF’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. For instance, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and any other governments may result in losses. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Underlying ETF from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Underlying ETF’s liquidity and performance. The Underlying ETF normally will not hedge any foreign currency exposure.

Future Expected Genomic Business Risk.    The Adviser may invest some of the Underlying ETF’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Underlying ETF to achieve its investment objective.

Health Care Sector Risk.    The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals.

The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

•      Biotechnology Company Risk.    A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

•      Pharmaceutical Company Risk.    Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk.  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

•      Internet Company Risk.    Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

•      Semiconductor Company Risk.    Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.

•      Software Industry Risk.    The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

International Closed-Market Trading Risk.  Because certain of the Underlying ETF’s underlying securities trade on an exchange that is closed when the securities exchange on which Underlying ETF shares list and trade is open, there are likely to be deviations between the current pricing of an underlying security and stale security pricing (i.e., the last quote from its closed foreign market), likely resulting in premiums or discounts to NAV that may be greater than those experienced by ETFs that do not invest in foreign securities.

Investments in Affiliated Underlying Funds.  The investments of the Fund will be concentrated in the Underlying ETF subject to limitations and/or conditions prescribed by the Investment Company Act. The Investment Adviser is compensated by the Fund and the Underlying ETF for advisory services provided. The portfolio managers may also be subject to conflicts of interest in allocating

Fund assets to the Underlying ETF because the Fund’s portfolio management team may also manage the Underlying ETF. The Trustees and officers of ARK ETF Trust (the “Trust”) may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying ETF, for which the Adviser serves as investment adviser. In addition, the Investment Adviser’s authority to allocate investments among affiliated and unaffiliated investment companies creates conflicts of interest. For example, investing in affiliated investment companies could cause the Fund to incur higher fees and may cause the Investment Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies.

Investment Objective and Outcomes Risk.    There is no guarantee that the Fund will succeed in its attempt to achieve its investment objective and/or its strategy to limit the Fund’s exposure to losses in the Underlying ETF’s share price to no more than 50% of the Fund’s NAV during the Outcome Period. An investor could lose some or all of their investment in the Fund. Circumstances under which the Fund might not achieve its objective and/or its strategy to limit the Fund’s exposure to losses in the Underlying ETF’s share price to no more than 50% of the Fund’s NAV during the Outcome Period include, but are not limited to: (i) if the Fund disposes of FLEX Options; (ii) if the Fund is unable to maintain the intended proportional relationship based on the number of FLEX Options in the Fund’s portfolio; (iii) significant accrual of Fund expenses in connection with effecting the Fund’s investment strategy; (iv) losses resulting from the Fund’s investment strategy; or (v) adverse tax law changes affecting the treatment of FLEX Options.

Issuer Risk.    Because the Underlying ETF may invest in a limited number of issuers, it is subject to the risk that the value of the Underlying ETF’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk.  Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk.    To the extent that the Fund borrows money it may be leveraged. Additionally, certain transactions in which the Fund is permitted to engage may present leverage risk. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Limited Loss Risk.    The Fund’s strategy reduces downside exposure by half relative to the Underlying ETF. There is no guarantee that the Fund will be successful in its strategy to limit the Fund’s exposure to losses in the Underlying ETF’s share price to no more than 50% of the Fund’s NAV during the Outcome Period. In the event an investor purchases shares after the commencement of the Outcome Period or redeems shares prior to the end of the Outcome Period, the investor may not fully participate in the share price gains of the Underlying ETF beyond the Hurdle to which the Fund seeks to provide exposure. The Fund does not provide principal protection and an investor may incur significant losses on their investment, including the potential loss of their entire investment.

Liquidity Risk.  The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Also, the Fund may make investments that are illiquid. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders (including seed investors) may have a negative impact on the Fund’s liquidity. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Liquidity Risk — Listed Options.    There is no guarantee that a liquid secondary trading market will exist for the listed options, including FLEX Options, in which the Fund may invest. The trading in such listed options may be less deep and liquid than the market for certain other exchange traded option contracts. In a less liquid market for the listed options terminating the listed options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of listed options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its listed option positions. A less liquid trading market may adversely impact the value of the listed options and the value of your investment.

Management Risk.    As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser or Sub-Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser or Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Margin Requirements Risk.    The Fund’s positions in listed options, including FLEX Options, on the Underlying ETF are subject to initial and maintenance margin requirements that will require the Fund to pledge assets to collateralize the Fund’s exposure under the options. Margin requirements may increase based on various market conditions, including the volatility or market price of the options or the Underlying ETF. If margin requirements increase, the Fund may be required to sell its investments to meet its margin posting obligations.

Market Risk.    The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments, and those of the Underlying ETF, may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, an outbreak of an infectious disease may negatively affect economies, markets and individual companies throughout the world, including those in which the Fund and/or the Underlying ETF invests. The effects of such pandemics to public health and business and market conditions, including exchange trading suspensions and closures may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to a pandemic that affect the instruments in which the Fund invests and the Underlying ETF in ways that could have a significant negative impact on the Fund’s investment performance.

Market Trading Risk.    The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Micro-Capitalization Companies Risk.  Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk.    There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.

Next Generation Internet Companies Risk.    The risks described below apply, in particular, to the Underlying ETF’s investment in Next Generation Internet Companies.

•      Internet Information Provider Company Risk.    Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

•      Catalog and Mail Order House Company Risk.    Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Non-Diversified Risk.  The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk.    The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties (including the advisers, managers, administrators and other service providers to the Underlying ETF) and failed or inadequate processes and technology or system failures, including those relating to the Underlying ETF. Additionally, the success of the Fund will depend in part upon the skill and expertise of certain personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Option Writing Risk.    The Fund invests in options that derive their performance from the performance of the Underlying ETF. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the Underlying ETF, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio managers use options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the Underlying ETF. This means that if the Underlying ETF experiences gains for an Outcome Period, the Fund will not benefit to the same extent from those gains. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund invests in options that derive their performance from the performance of the Underlying ETF and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of the Underlying ETF or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

Other Investment Companies Risk.    In addition to investing in options, the Fund invests in the Underlying ETF, which is another investment company. Accordingly, shareholders will bear both their proportionate share of Fund expenses and, indirectly, the expenses of the Underlying ETF. Furthermore, the Fund is exposed to the risks to which the Underlying ETF may be subject.

Outcome Period Risk.  The Fund’s investment strategy is designed to deliver targeted outcomes that may only be realized if Fund shares are bought by the first day of the Outcome Period and held until the end of the Outcome Period. In addition, the participation rate may change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods, although the Hurdle strike price is set at 5% over the Underlying ETF’s share price at the beginning of each Outcome Period. This means that the net asset value of the Fund will not increase until the Underlying ETF’s share price exceeds 105% of the Underlying ETF’s share price at the beginning of the Outcome Period plus the Fund’s fees and expenses and when the share price of the Underlying ETF declines the Fund’s returns will be further reduced by the Fund’s fees and expenses. The Hurdle and downside participation offset are established prior to taking into account the Fund’s fees and expenses reflected in the “Fund Fees and Expenses” Table annualized over each Outcome Period. Accordingly, the Fund’s returns will be reduced by Fund fees and expenses as well as any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund throughout an Outcome Period. As a result, the performance of the Fund over an Outcome period will be reduced by these fees and expenses. If an investor purchases shares after the Outcome Period starts or sell their shares before the Outcome Period ends, they may receive a very different return based on the Fund’s current value. Investors purchasing shares of the Fund after the Outcome Period begins can see their expected Outcome until the end of the period by visiting the https://www.ark-funds.com.

Position Limits Risk.    The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain listed options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Advisor and its affiliates may be aggregated. Therefore, the trading decisions of the Advisor may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.

Sector Risk.    The Underlying ETF may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Underlying ETF’s performance than if the Underlying ETF held a broader range of investments.

Shareholder Risk.    Certain shareholders, including other funds advised by the Adviser or the Sub-Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the Shares.

Small- and Medium-Capitalization Companies Risk.  Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Trading Issues.    Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. The federal income tax treatment of a derivative may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Performance

The Fund is newly offered. Performance history will be available for the Fund after it has been in operation for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-funds.com.

Management of the Fund

Investment Adviser.    ARK Investment Management LLC.

Sub-Adviser.  Milliman Financial Risk Management LLC (the “Sub-Adviser” or “Milliman”).

Portfolio Manager.    The following individual has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund: Catherine D. Wood, Chief Investment Officer of the Adviser; Maria Schiopu, CFA, Senior Director and Head of Portfolio Management of the Sub-Adviser; and Jeff Greco, FRM, Senior Director, Head of Strategy Research of the Sub-Adviser.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at its NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with APs who have entered into contractual arrangements with the Fund’s distributor (“Distributor”).

Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on the Cboe BZX Exchange, Inc. (“Cboe”).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at http://ark-funds.com.

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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